                                                   UNITED STATES

                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      PURSUANT TO SECTION 13 OR 15(D) OF THE

                                          SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 27, 2007

                                     COMMISSION FILE NUMBER OF ISSUING ENTITY:
                                                   333-140614-06

                                            RFMSI SERIES 2007-S8 TRUST

                                          (Exact name of issuing entity)

                                       COMMISSION FILE NUMBER OF DEPOSITOR:
                                                    333-140614

                                  RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                               (Exact name of depositor as specified in its charter)

                                         RESIDENTIAL FUNDING COMPANY, LLC

                                (Exact name of sponsor as specified in its charter)

                     DELAWARE                                                           None
          (STATE OR OTHER JURISDICTION                                           (I.R.S. EMPLOYER
                 OF INCORPORATION)                                               IDENTIFICATION NO.)

                               8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
                                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

                         Registrant's telephone number, including area code (952) 857-7000

                         _________________________________________________________________

                           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02.  Change of Servicer or Trustee.

On August 24, 2007 (the  "Closing  Date"),  RFMSI  Series  2007-S8  Trust (the  "Issuing  Entity")  issued and sold
Mortgage  Pass-Through  Certificates,   Series  2007-S8.  As  of  the  Closing  Date,  Homecomings  Financial,  LLC
("Homecomings")  and GMAC Mortgage,  LLC ("GMACM"),  each an affiliate of the master servicer,  Residential Funding
Company,  LLC, and the  depositor,  Residential  Funding  Mortgage  Securities I, Inc.,  acted as  subservicers  of approximately  50.2% and 41.3%,  respectively,  by  principal  balance of the  mortgage  loans owned by the Issuing
Entity.

Residential  Capital,  LLC ("ResCap"),  which owns indirectly all of the equity of both  Homecomings and GMACM, has restructured  the operations of Homecomings  and GMACM. As a result of such  restructuring,  on September 24, 2007,
Homecomings  transferred its servicing  platform and certain  employees  responsible for the servicing  function to its affiliate GMACM.

Subsequent to the transfer of the servicing  platform and employees  from  Homecomings  to GMACM,  GMACM became the subservicer for  approximately  91.51% (by principal balance of the mortgage loans as of September 15, 2007) of the mortgage loans owned by the Issuing Entity,  and  Homecomings  will no longer service any of the mortgage loans. In addition,  GMACM will be servicing all of the GMACM and  Homecomings  servicing  portfolios,  which will consist of the aggregate of the amounts set forth below under the headings  "GMAC  Mortgage LLC Primary  Servicing  Portfolio"
and "Homecomings Financial, LLC Servicing Portfolio."

GMACM is a Delaware limited  liability company and a wholly-owned  subsidiary of GMAC Residential  Holding Company,
LLC,  which is a wholly  owned  subsidiary  of  ResCap.  ResCap  is a  Delaware  limited  liability  company  and a wholly-owned  subsidiary of GMAC Mortgage  Group,  LLC, which is a  wholly-owned  subsidiary of GMAC LLC. On August
24, 2007, Fitch Ratings reduced GMACM's  residential  primary  subservicer rating and residential  primary servicer rating for Alt-A product from RPS1 to RPS1- and placed the servicer ratings on Rating Watch Negative.

GMACM began  acquiring,  originating  and servicing  residential  mortgage loans in 1985 through its acquisition of
Colonial  Mortgage Service Company,  which was formed in 1926, and the loan  administration,  servicing  operations and  portfolio  of  Norwest  Mortgage,  which  entered  the  residential  mortgage  loan  business  in 1906.  These businesses formed the original basis of what is now GMACM.

GMACM maintains its executive and principal  offices at 1100 Virginia Drive, Fort Washington,  Pennsylvania  19034.
Its telephone number is (215) 734-5000.

In addition,  GMACM purchases  mortgage loans  originated by GMAC Bank, which is wholly-owned by IB Finance Holding
Company,  LLC, a subsidiary  of ResCap and GMAC LLC, and which is an  affiliate  of GMACM.  Formerly  known as GMAC
Automotive  Bank,  GMAC Bank, a Utah  industrial  bank was  organized in 2001.  As of November 22, 2006,  GMAC Bank became the successor to substantially all of the assets and liabilities of GMAC Bank, a federal savings bank.

GMACM generally  retains the servicing rights with respect to loans it sells or securitizes,  and also occasionally purchases  mortgage  servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset).

As of the six months ended June 30, 2007,  GMACM acted as primary  servicer and owned the  corresponding  servicing rights on approximately  2,271,474 of residential  mortgage loans having an aggregate  unpaid principal  balance of approximately  $284 billion,  and GMACM acted as subservicer (and did not own the  corresponding  servicing rights)
on approximately 334,864 loans having an aggregate unpaid principal balance of over $70.5 billion.

The following  tables set forth the dollar amount of mortgage  loans  serviced by GMACM for the periods  indicated, and the number of such loans for the same period.  GMACM was the servicer of a residential  mortgage loan portfolio of approximately $153.6 billion,  $13.9 billion,  $17.6 billion and $7.0 billion during the year ended December 31,
2003 backed by prime conforming  mortgage loans, prime  non-conforming  mortgage loans,  government  mortgage loans and second-lien  mortgage loans,  respectively.  GMACM was the servicer of a residential mortgage loan portfolio of approximately $211.5 billion,  $32.0 billion,  $18.2 billion and $22.8 billion during the six months ended June 30,
2007 backed by prime conforming  mortgage loans, prime  non-conforming  mortgage loans,  government  mortgage loans and second-lien  mortgage loans,  respectively.  The percentages  shown under  "Percentage  Change from Prior Year"
represent  the ratio of (a) the  difference  between  the  current  and prior year  volume  over (b) the prior year volume.

                                  GMAC MORTGAGE, LLC PRIMARY SERVICING PORTFOLIO
                                                  ($ IN MILLIONS)

                                                                                                          SIX MONTHS
                                                          YEAR ENDED DECEMBER 31,                       ENDED JUNE 30,

                                          2003             2004             2005            2006             2007
Prime conforming mortgage loans
     No. of Loans..................   1,308,284         1,323,249       1,392,870        1,455,919        1,485,410
     Dollar Amount of Loans........    $153,601          $165,521        $186,364         $203,894         $211,462
     Percentage Change
          from Prior Year..........        2.11%            7.76%           12.59%            9.41%               -
Prime non-conforming mortgage loans
     No. of Loans..................      34,041           53,119           69,488           67,462           68,062
     Dollar Amount of Loans........     $13,937           $23,604         $32,385          $32,220          $32,035
     Percentage Change
          from Prior Year..........       11.12%            69.36%          37.20%          (0.51)%
Government mortgage loans
     No. of Loans..................     191,023           191,844         181,679          181,563          175,588
     Dollar Amount of Loans........     $17,594           $18,328         $18,098          $18,843          $18,166
     Percentage Change
          from Prior Year..........      (16.91)%            4.17%          (1.25)%           4.12%               -
Second-lien mortgage loans
     No. of Loans..................     282,128           350,334         392,261          514,085          542,414
     Dollar Amount of Loans........      $7,023           $10,374         $13,034          $20,998          $22,778
     Percentage Change
          from Prior Year..........        5.36%            47.71%          25.64%           61.10%                -
Total mortgage loans serviced
     No. of Loans...................  1,815,476         1,918,546       2,036,298        2,219,029         2,271,474
     Dollar Amount of Loans.........   $192,155          $217,827        $249,881         $275,955           284,441
     Percentage Change
          from Prior Year..........        0.71%            13.36%          14.72%           10.43%                -

                                  HOMECOMINGS FINANCIAL, LLC SERVICING PORTFOLIO

Homecomings  Servicing  Portfolio.  The following table sets forth the aggregate principal amount of mortgage loans serviced  by  Homecomings  for the past five years and for the six  months  ended June 30,  2007.  The  percentages shown under "Percentage  Change from Prior Year" represent the ratio of (a) the  difference between the current and prior year volume over (b) the prior year volume.

FIRST LIEN MORTGAGE LOANS

                                                                                                                   SIX MONTHS ENDED
                                                     YEAR ENDED DECEMBER 31,                                           JUNE 30,
                 ------------------ ------------------- ------------------ ------------------ ------------------- -------------------
   VOLUME BY           2002                2003               2004               2005                2006                2007
   PRINCIPAL
    BALANCE
Prime              $27,343,774,000     $29,954,139,212    $31,943,811,060    $44,570,851,126     $67,401,832,594     $72,144,802,385
Mortgages(1)
Non-Prime          $27,384,763,000     $39,586,900,679    $44,918,413,591    $52,102,835,214     $49,470,359,806     $43,013,399,177
Mortgages(2)
Total              $54,728,537,000     $69,541,039,891    $76,862,224,651    $96,673,686,340    $116,872,192,400    $115,158,201,562
Prime                       49.96%              43.07%             41.56%             46.10%              57.67%              62.65%
Mortgages(1)
Non-Prime                   50.04%              56.93%             58.44%             53.90%              42.33%              37.35%
Mortgages(2)
Total                      100.00%             100.00%            100.00%            100.00%             100.00%             100.00%
  PERCENTAGE
  CHANGE FROM
 PRIOR YEAR(3)
Prime                        7.09%               9.55%              6.64%             39.53%              51.22%
Mortgages(1)
Non-Prime                   60.71%              44.56%             13.47%             15.99%             (5.05)%
Mortgages(2)
Total                       28.55%              27.07%             10.53%             25.78%              20.89%

JUNIOR LIEN MORTGAGE LOANS
                                                                                                                   SIX MONTHS ENDED
                                                     YEAR ENDED DECEMBER 31,                                           JUNE 30,
                 ----------------- ----------------- --------------------- ----------------- -------------------- -------------------
   VOLUME BY           2002              2003                2004                2005               2006                 2007
   PRINCIPAL
    BALANCE
Prime              $7,627,424,000    $7,402,626,296        $7,569,300,685    $7,442,264,087      $11,418,858,741     $11,134,597,105
Mortgages(1)
Non-Prime                       -                 -                     -                 -                    -                   -
Mortgages(2)
Total              $7,627,424,000    $7,402,626,296        $7,569,300,685    $7,442,264,087      $11,418,858,741     $11,134,597,105
Prime                     100.00%           100.00%               100.00%           100.00%              100.00%             100.00%
Mortgages(1)
Non-Prime                       -                 -                     -                 -                    -                   -
Mortgages(2)
Total                     100.00%           100.00%               100.00%           100.00%              100.00%             100.00%
  PERCENTAGE
  CHANGE FROM
 PRIOR YEAR(3)
Prime                     (4.94)%           (2.95)%                 2.25%           (1.68)%               53.43%
Mortgages(1)
Non-Prime                       -                 -                     -                 -                    -
Mortgages(2)
Total                     (4.94)%           (2.95)%                 2.25%           (1.68)%               53.43%

FIRST LIEN MORTGAGE LOANS

                                                                                                               SIX MONTHS ENDED
                                                       YEAR ENDED DECEMBER 31,                                     JUNE 30,
                           --------------- ------------------ -------------- -------------- --------------- -----------------------
        VOLUME BY               2002             2003             2004           2005            2006                2007
     NUMBER OF LOANS
Prime Mortgages(1)                125,209            143,645        150,297        187,773         252,493                 264,077
Non-Prime Mortgages(2)            257,077            341,190        373,473        394,776         361,125                 316,998
Total                             382,286            484,835        523,770        582,549         613,618                 581,075
Prime Mortgages(1)                 32.75%             29.63%         28.70%         32.23%          41.15%                  45.45%
Non-Prime Mortgages(2)             67.25%             70.37%         71.30%         67.77%          58.85%                  54.55%
Total                             100.00%            100.00%        100.00%        100.00%         100.00%                 100.00%
 PERCENTAGE CHANGE FROM
      PRIOR YEAR(3)
Prime Mortgages(1)                (6.30)%             14.72%          4.63%         24.93%          34.47%
Non-Prime Mortgages(2)             52.85%             32.72%          9.46%          5.70%         (8.52)%
Total                              26.66%             26.83%          8.03%         11.22%           5.33%

JUNIOR LIEN MORTGAGE LOANS

                                                                                                             SIX MONTHS ENDED
                                                     YEAR ENDED DECEMBER 31,                                     JUNE 30,
                          --------------- ----------------- --------------- ----------------- ---------- --------------------------
       VOLUME BY               2002             2003             2004             2005          2006               2007
    NUMBER OF LOANS
Prime Mortgages(1)               217,031           211,585         210,778           199,600    266,900                    255,804
Non-Prime Mortgages(2)                 -                 -               -                 -          -                          -
Total                            217,031           211,585         210,778           199,600    266,900                    255,804
Prime Mortgages(1)               100.00%           100.00%         100.00%           100.00%    100.00%                    100.00%
Non-Prime Mortgages(2)                 -                 -               -                 -          -                          -
Total                            100.00%           100.00%         100.00%           100.00%    100.00%                    100.00%
 PERCENTAGE CHANGE FROM
     PRIOR YEAR(3)
Prime Mortgages(1)               (5.20)%           (2.51)%         (0.38)%           (5.30)%     33.72%
Non-Prime Mortgages(2)                 -                 -               -                 -          -
Total                            (5.20)%           (2.51)%         (0.38)%           (5.30)%     33.72%

(1)     Product originated under the Jumbo, Alt A, High Loan to Value First Lien programs and Closed End Home Equity Loan and
        Home Equity Revolving Credit Line Loan Junior Lien programs.
(2)     Product originated under the Subprime and Negotiated Conduit Asset programs.  Subprime Mortgage Loans secured by junior liens are included under First Lien Mortgage Loans--Non-Prime Mortgages because these types of loans are securitized together in the same mortgage pools.
(3)     Represents year to year growth or decline as a percentage of the prior year's volume.

Billing and Payment  Procedures.  As  servicer,  GMACM  collects and remits  mortgage  loan  payments,  responds to borrower inquiries,  accounts for principal and interest,  holds custodial and escrow funds for payment of property taxes and insurance premiums,  counsels or otherwise works with delinquent borrowers,  supervises  foreclosures and property  dispositions  and generally  administers the loans.  GMACM sends monthly  invoices or annual coupon books to borrowers to prompt the  collection of the  outstanding  payments.  Borrowers may elect for monthly  payments to be deducted  automatically  from bank  accounts on the same day every month or may take  advantage of on demand ACH payments  made over the internet or via phone.  GMACM may,  from time to time,  outsource  certain of its servicing
functions,   such  as  contacting   delinquent   borrowers,   property  tax  administration  and  hazard  insurance
administration,  although  any  such  outsourcing  will  not  relieve  GMACM  of  any of  its  responsibilities  or liabilities as a servicer.

                                                    SIGNATURES

                  Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              RFMSI SERIES 2007-S8 TRUST
                                                              (Issuing Entity)

                                                              By:  Residential Funding Company, LLC, as Master
                                                              Servicer

                                                              By: /s/ Darsi Meyer
                                                                  Name:    Darsi Meyer
                                                                  Title:   Director

Dated:  September 27, 2007